Exhibit 10.19

PLEDGE AGREEMENT

PLEDGE AGREEMENT (this “Agreement”), dated as of April 13, 2006, by and between BURLINGTON COAT FACTORY HOLDINGS, INC., a Delaware corporation, BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC., a Delaware corporation, BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Delaware corporation, BURLINGTON COAT FACTORY REALTY CORP., a Delaware corporation, BURLINGTON COAT FACTORY PURCHASING, INC., a Delaware corporation, K&T ACQUISITION CORP., a Florida corporation, BURLINGTON COAT FACTORY OF NEW YORK, LLC, a New York limited liability company, BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN, INC., a Texas corporation and BURLINGTON COAT FACTORY OF TEXAS, INC., a Delaware corporation (hereinafter, individually, a “Pledgor”, and collectively, the “Pledgors”), and BANK OF AMERICA, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and between, among others, (i) Burlington Coat Factory Warehouse Corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers, (iii) the Facility Guarantors party thereto (the “Facility Guarantors”), (iv) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Secured Parties, (v) the Collateral Agent, and (vi) the Lenders party thereto (the “Lenders”), pursuant to which the Lenders have agreed to make Revolving Credit Loans, and the Issuing Banks have agreed to issue Letters of Credit, upon the terms and subject to the conditions specified in the Credit Agreement; and

WHEREAS, reference is also made to that certain Guaranty, dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Guarantee”), executed by the Facility Guarantors in favor of the Collateral Agent and the other Secured Parties, pursuant to which each Facility Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, reference is also made to the Security Agreement dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by, among others, the Pledgors and Bank of America, N.A., as Collateral Agent for the Secured Parties, pursuant to which the Pledgors and the other Grantors named therein have granted a security interest in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement); and

WHEREAS, the obligations of the Lenders to make Revolving Credit Loans and of the Issuing Banks to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Pledgors of an agreement in the form hereof to secure the Secured Obligations.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, each Pledgor and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or permitted assigns), hereby agree as follows:

Definitions

1.1 Generally. All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any Pledged Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2 Definitions of Certain Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement or Security Agreement (as applicable). In addition, as used herein, the following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Borrowers” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Facility Guarantors” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, or any of its territories or possessions.

“Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the date hereof by and among the Administrative Agent, the Collateral Agent, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent under the Term Loan Financing Facility, and the Loan Parties.

“Lead Borrower” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Lenders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Permitted Encumbrances” shall have the meaning assigned to such term in the Credit Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Securities” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Pledgor” and “Pledgors” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Secured Parties” shall have the meaning assigned to such term in the Security Agreement.

“Securities Act” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Security Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Term Loan Collateral Agent” shall mean Bear Stearns Corporate Lending Inc., in its capacity as Collateral Agent under the Term Loan Financing Facility, and its successors and permitted assigns.

“Voting Stock” means, with respect to any corporation, the outstanding stock of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitles holders thereof to vote for the election of directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such contingency.

1.3 Rules of Interpretation. The rules of interpretation specified in Sections 1.02 through 1.07 of the Credit Agreement shall be applicable to this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Pledgor hereby pledges unto the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under:

2.1 all shares of capital stock, limited liability company membership interests and other ownership interests owned by the Pledgor in each entity designated as on “Issuer” on Schedule I hereto, and any shares of capital stock, limited liability company membership interests or other equity interest obtained in the future by the Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or equity interests; provided that, with respect to each first-tier Foreign Subsidiary whose capital stock is now or hereafter pledged hereunder by the Pledgor, the Pledgor has pledged or will pledge stock representing 65% of the outstanding shares of Voting Stock of such Foreign Subsidiary (or (i) such lesser percentage as is owned by Pledgor, or (ii) such greater percentage as is owned by Pledgor and is permitted by any change in 26 U.S.C. §1ff or other Applicable Law to be pledged by Pledgor without such pledge resulting in United States income tax liability with respect to such Foreign Subsidiary) (the “Pledged Securities”);

2.2 all other Investment Property that may be delivered to, and held by, the Collateral Agent pursuant to the terms hereof or to the Term Loan Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, pursuant to the terms of the Intercreditor Agreement;

2.3 subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities referred to in clauses 2.1 and 2.2 above;

2.4 subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5 all proceeds of any of the foregoing (the items referred to in clauses 2.1 through 2.4 being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, until (i) the Commitments have expired or been terminated, (ii) all of the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims) have been paid in full in cash, (iii) all Letter of Credit Outstandings have been reduced to zero (or fully cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank and the Administrative Agent to the extent provided in the Credit Agreement), and (iv) the Issuing Banks have no further obligation to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Pledgors, at the Pledgors’ expense, all UCC termination statements and similar documents that the Pledgors shall reasonably request to evidence such termination; provided, however, this Agreement shall remain in full force and effect with respect to those provisions of this Agreement that expressly survive termination hereof, and provided further that that in connection with the termination of this Agreement and the release and termination of the security interests in the Pledged Collateral, the Collateral Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Other Liabilities, and provided further that the Credit Agreement, this Agreement, and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Pledgor or any other Loan Party. Any execution and delivery of termination statements or other documents pursuant to this paragraph shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

Upon delivery to the Term Loan Collateral Agent or the Collateral Agent pursuant to Section 3 of this Agreement, (a) all stock certificates or other securities now or hereafter included in the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request, and (b) all other Investment Property consisting of securities and comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgors and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement. Each schedule so delivered shall supersede any prior schedules so delivered.

SECTION 3

Delivery of the Pledged Collateral

3.1 On or before the Closing Date, each Pledgor shall deliver or cause to be delivered to the Term Loan Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, with copies to the Collateral Agent, any and all Pledged Securities, any and all Investment Property, and any and all certificates or other instruments or documents valued in excess of $1,000,000, if any, representing the Pledged Collateral.

3.2 After the Closing Date, promptly upon any Pledgor’s acquiring any Pledged Securities, and any certificates or other instruments or documents valued in excess of $1,000,000 representing such Pledged Collateral, such Pledgor shall deliver or cause to be delivered such Pledged Collateral to (i) until such time as the Term Loan Financing Facility has been terminated, the Term Loan Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, with copies to the Collateral Agent, and (ii) after termination of the Term Loan Financing Facility, the Collateral Agent.

3.3 Each Pledgor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time prior to termination of this Agreement pursuant to Section 8.14 of the Security Agreement, to sign (if required) and file in any appropriate filing office, wherever located, any Financing Statement that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any Financing Statement. Each Pledgor also authorizes the Collateral Agent to file a copy of this Agreement in lieu of a Financing Statement, and to take any and all actions required by any earlier versions of the UCC which are still in effect or by any other Applicable Law. Each Pledgor shall provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

SECTION 4

Representations, Warranties and Covenants

Each Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Collateral Agent that:

4.1 the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other equity interest of the Issuer with respect thereto as set forth on Schedule I, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement;

4.2 except for the security interest granted hereunder, and except as otherwise permitted in the Credit Agreement and the other Loan Documents, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, as the same may be supplemented, amended or otherwise modified from time to time in accordance with the terms of this Agreement, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Encumbrances specified in clauses (a), (e), (i), (k), (l), (m), (r) and (x) of the definition thereof, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Pledged Collateral, other than pursuant hereto and other than Permitted Encumbrances or in connection with a Permitted Disposition, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

4.3 except as expressly permitted under the Credit Agreement, the Pledgor will not consent to or approve the issuance of (a) any additional shares of any class of capital stock of any Issuer of the Pledged Securities, or the issuance of any membership or other ownership interest in any such Person, (b) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares or interests, or (c) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares or interests;

4.4 the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Encumbrances and the Lien created by this Agreement or the other Loan Documents), however arising, of all Persons whomsoever;

4.5 except for consents or approvals already obtained, no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement and the Security Agreement;

4.6 by virtue of the execution and delivery by the Pledgor of this Agreement, and the delivery by the Pledgor to the Term Loan Collateral Agent, as agent for, among others, the Collateral Agent and the Secured Parties, or the Collateral Agent, of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral accompanied by stock powers or endorsements, as applicable, executed in blank in accordance with the terms of this Agreement, the Collateral Agent will obtain a valid and perfected lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Secured Obligations;

4.7 the pledge effected hereby is effective to vest in the Collateral Agent, on its own behalf and on behalf of the other Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein;

4.8 all of the Pledged Securities have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

4.9 all information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects as of the date hereof; and

4.10 none of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

SECTION 5

Registration in Nominee Name; Copies of Notices

Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on its own behalf and on behalf of the other Secured Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of any Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any written or electronic notices or other written or electronic communications received by it with respect to Pledged Securities registered in the name of such Pledgor.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1 Unless and until a Specified Default has occurred and is continuing, each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and Applicable Law; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

6.2 Unless and until a Specified Default has occurred and is continuing, each Pledgor shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral (provided, however, that, after the occurrence and during the continuance of a Cash Dominion Event, such Pledgor shall cause all such cash dividends or other cash distributions to be deposited into the Concentration Account in accordance with the provisions of Section 2.18 of the Credit Agreement) to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and Applicable Law. All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or membership interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by such Pledgor, to the extent required to be paid to the Collateral Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

6.3 After the occurrence and during the continuance of a Specified Default, all rights of any Pledgor to dividends or other cash distributions that such Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions. All dividends or other cash distributions received by any Pledgor contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Concentration Account in accordance with the provisions of Section 2.18 of the Credit Agreement in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8. After all Specified Defaults have been cured or waived in writing by the Collateral Agent, without any further action by the Collateral Agent, each Pledgor will have the right to receive the dividends or other cash distributions that it would otherwise be entitled to receive pursuant to the terms of Section 6.2 above.

6.4 After the occurrence and during the continuance of a Specified Default and upon notice to the Pledgors, all rights of the Pledgors to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right from time to time following and during the continuance of a Specified Default to permit any Pledgor to exercise such rights. After all Events of Default have been cured or waived in writing by the Collateral Agent, without any further action by the Collateral Agent, each Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1.

SECTION 7

Remedies upon Default

After the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law. The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

7.1 The Collateral Agent may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor.

7.2 If required by Applicable Law, the Collateral Agent shall give the Pledgors at least ten (10) days’ prior written notice, by authenticated record, of the Collateral Agent’s intention to make any sale of the Pledged Collateral. Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made. Each Pledgor agrees that such written notice shall satisfy all requirements for notice to the Pledgor which are imposed under the UCC with respect to the exercise of the Collateral Agent’s rights and remedies upon default. The Collateral Agent shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

7.3 Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.

7.4 At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 7, the Collateral Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Pledgor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.

7.5 For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof which is entered into in good faith shall be treated as a sale thereof. The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and/or the Secured Obligations paid in full.

7.6 As an alternative to exercising the power of sale herein conferred upon it and subject to Applicable Law, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7 Each Pledgor recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

7.8 To the extent permitted by Applicable Law, each Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. In dealing with or disposing of the Pledged Collateral or any part thereof, neither the Collateral Agent nor any Secured Party shall be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

SECTION 8

Application of Proceeds of Sale

After the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations pursuant to the terms of the Credit Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with Section 7.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale or other disposition of the Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 9

Indemnification

Without limiting any of its other indemnification obligations under the Credit Agreement, the Security Agreement or the other Loan Documents, each Pledgor agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter, and their respective officers, directors, Affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including the reasonable fees and expenses of legal counsel to the Collateral Agent), and claims (including the reasonable costs of investigation) that any of them may incur insofar as such loss, liability, expense or claim arises out of, or is based upon, any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. The Pledgors will bear all costs and expenses of carrying out its obligations under this Section 9. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 9 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 9 may be specifically enforced.

SECTION 10

Further Assurances

Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order to better assure and confirm the rights and remedies of the Collateral Agent hereunder.

SECTION 11

Intent

This Agreement is being executed and delivered by the Pledgors for the purpose of confirming the grant of the security interest of the Collateral Agent in the Pledged Collateral. It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the Pledged Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Pledged Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the Security Agreement with respect to all other Collateral.

SECTION 12

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13

Intercreditor Agreement

Each Pledgor and the Collateral Agent acknowledge that the exercise of certain of the Collateral Agent’s Rights and Remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Pledgors and the Collateral Agent shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

PLEDGORS:	BURLINGTON COAT FACTORY
HOLDINGS, INC.

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY
INVESTMENTS HOLDINGS, INC.

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY
WAREHOUSE CORPORATION

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY
REALTY CORP.

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY
PURCHASING, INC.

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

K&T ACQUISITION CORP.

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY OF NEW YORK, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN, INC.

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Duly Authorized Signatory

BURLINGTON COAT FACTORY OF TEXAS, INC.

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Duly Authorized Signatory

COLLATERAL AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Kathleen Dimock
	Name:	Kathleen Dimock
	Title:	Managing Director

SCHEDULE I

None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory of Alabama, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Realty of Huntsville, LLC	Burlington Coat Factory of New York, LLC	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Anchorage, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Arizona, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory Realty of Mesa, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Desert Sky, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Arkansas, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of California, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of San Bernardino, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Baby Depot of California, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

MJM Designer Shoes of California, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of San Francisco, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of San Bernardino, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Baby Depot of Ontario, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Baby Depot of San Diego, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Totally 4 Kids of Milpitas, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Totally 4 Kids of Ontario, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of Sacramento, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of Ontario, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of Modesto, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Dublin, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Florin, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Ventura, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Colorado, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Connecticut, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner		Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Cohoes Fashions of Connecticut, LLC	Burlington Coat Factory Warehouse Corporation	Units		1,000	1,000	100%

Burlington Coat Realty of East Windsor, Inc.	Burlington Coat Factory Realty Corp.	Common		1,000	1,000	100%

Burlington Coat Factory Warehouse Corporation	Burlington Coat Factory Investments Holdings, Inc.	Common		1,000	1,000	100%

Burlington Coat Factory Investments Holdings, Inc.	Burlington Coat Factory Holdings, Inc.	Common		1,000	1,000	100%

Burlington Coat Factory Realty Corp.	Burlington Coat Factory Warehouse Corporation	Common		1,000	1,000	100%

Burlington Coat Factory of Delaware, LLC	Burlington Coat Factory Warehouse Corporation	Units		1,000	1,000	100%

MJM Designer Shoes of Delaware, LLC	Burlington Coat Factory Warehouse Corporation	Units		1,000	1,000	100%

C.F.I.C. Corporation	Burlington Coat Factory Warehouse Corporation	Common		100	100	100%

C.F.B., Inc.	Burlington Coat Factory Warehouse Corporation	Common		100	100	100%

C.L.B., Inc.	Burlington Coat Factory Warehouse Corporation	Common		100	100	100%

Burlington Coat Factory of Texas, Inc.	Burlington Coat Factory Warehouse Corporation	Common		1,000	1,000	100%

Burlington Coat Factory Purchasing, Inc.	Burlington Coat Factory Warehouse Corporation	Common		1,000	1,000	100%

Bee Ridge Plaza, LLC	K&T Acquisition Corp.	Membership Interests	$	Capital Contribution 7,150,000.00	N/A	90.51%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory of Florida, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

MJM Designer Shoes of Florida, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Realty of University Square, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Coral Springs, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of West Colonial, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Orlando, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Sarasota, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

K&T Acquisition Corp.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Georgia, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Atlanta, Inc.	Burlington Coat Factory Warehouse Corporation	Common	200	200	100%

Burlington Coat Factory Realty of Morrow, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Idaho, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Illinois, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Chicago, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of East St. Louis, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Tinley Park, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Realty of Gurnee, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Bloomingdale, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of River Oaks, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Indiana, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Realty of Greenwood, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Des Moines, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory of Kansas, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Kentucky, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Lexington, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Dixie, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Louisiana, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of Maine, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory of Maryland, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of Massachusetts, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Cohoes Fashions of Massachusetts, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Decelle of Shrewsbury, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Decelle of North Attleboro, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of North Attleboro, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Michigan, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Detroit, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Redford, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Warehouse of Walker, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Grand Rapids, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Minnesota, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Missouri, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of Desperes, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Missouri, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of St. Ann, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Benjamin KC, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Kingshighway, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of St. Peters, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of St. Louis, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Bridgeton, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Luxury Linens of St. Louis, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Des Peres, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Nebraska, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Nevada, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Realty of Las Vegas, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory of New Hampshire, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of New Jersey, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

MJM Designer Shoes of New Jersey, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Cohoes Fashions of New Jersey, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Flemington, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Direct Corporation	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of Moorestown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Super Baby Depot of Moorestown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Edgewater Park, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Paramus, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Pinebrook, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Edgewater Park (Urban Renewal) Corp.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of New Jersey, Inc.	Burlington Coat Factory Warehouse Corporation	Common	200	200	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory of New Mexico, LLC	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Albuquerque, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of West Albuquerque, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of New York, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

MJM Designer Shoes of New York, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Cohoes Fashions of New York, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Georgetown Fashions Inc.	Burlington Coat Factory Warehouse Corporation	Common	100 shares	100 issued	100%

Monroe G. Milstein, Inc.	Burlington Coat Factory Warehouse Corporation	Common	200 shares	200 issued	100%

LC Acquisition Corp.	Burlington Coat Factory Warehouse Corporation	Common	200	200	100%

Burlington Coat Factory Realty of Yonkers, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of North Carolina, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of North Dakota, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Ohio, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of Cleveland, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Warehouse of Cuyahoga, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Oklahoma, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Realty of Tulsa, Inc.	Burlington Coat Factory Realty Corp.	Common	1000	1000	100%

Burlington Coat Factory of Oregon, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory of Pennsylvania, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

MJM Designer Shoes of Pennsylvania, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Bristol, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Outlet Inc.	Burlington Coat Factory Warehouse Corporation	Common	100 Shares	100	100%

Burlington Coat Factory Outlet of Eynon, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Outlet of Reading, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Warehouse of Market, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Lancaster, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of Pennsylvania, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Monroeville, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Warehouse of Edwardsville, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Philadelphia, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Allentown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Bethel Park, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Harrisburg, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Allegheny, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Franklin, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Havertown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Montgomeryville, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Cheltenham, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.	Burlington Coat Factory Warehouse Corporation	Common	200	200	100%

Burlington Coat Factory Warehouse of Millcreek, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Langhorne, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Greensburg, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of West Mifflin, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Warminster, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Whitehall, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Center City, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Fairgrounds, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Jenkintown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of York, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	1,000	100%

Eynon Plaza Fashions, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Penn Plaza Fashions, Inc.	Burlington Coat Factory Warehouse Corporation	Common	10,000	10,000	100%

Penn Fashions, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of Eynon, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

MJM Designer Shoes of St. David’s, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Luxury Linens of Reading, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Luxury Linens of Levittown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Luxury Linens of Monroeville, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of West Mifflin, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Langhorne, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Whitehall, Inc	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Factory Warehouse of Reading, Inc.	Burlington Coat Factory Realty Corp.	Common	100	100	100%

Burlington Coat Factory Warehouse Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Factory Warehouse of East Providence, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Warehouse of Woonsocket, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Johnston, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Warwick, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Cohoes Fashions of Cranston, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of South Carolina, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Charleston, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Memphis, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Warehouse of Shelby, Inc.	Burlington Coat Factory Warehouse Corporation	Common	2,000	2,000	100%

Burlington Coat Factory Warehouse of Hickory Commons, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Memphis, Inc	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Memphis, LLC.	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Baytown, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
MJM Designer Shoes of Texas, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Famous Brands of Dallas, Inc.	Burlington Coat Factory Warehouse Corporation	Common	100	100	100%

Burlington Coat Realty of Plano, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Realty of Houston, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Westmoreland, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Bellaire, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of El Paso, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Utah, LLC	Burlington Coat Factory Purchasing, Inc.	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Orem, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Factory of Virginia, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of Pocono Crossing, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Warehouse of Coliseum, Inc.	Burlington Coat Factory Warehouse Corporation	Common	1,000	1,000	100%

Burlington Coat Realty of Potomac, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory Realty of Fairfax, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Issuer	Record Owner	Class of Shares	Number of Shares held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner
Burlington Coat Factory Realty of Coliseum, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of Washington, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory Realty of Franklin, Inc.	Burlington Coat Factory Realty Corp.	Common	1,000	1,000	100%

Burlington Coat Factory of West Virginia, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of Wisconsin, LLC	Burlington Coat Factory Warehouse Corporation	Units	1,000	1,000	100%

Burlington Coat Factory of Texas, L.P.	Burlington Coat Factory Warehouse of Baytown, Inc.	General Partnership Interest	N/A	N/A	1%

	Burlington Coat Factory of Texas, Inc.	Limited Partnership Interest	N/A	N/A	99%